SUPPLEMENT DATED MARCH 3, 2009 TO THE PROSPECTUSES
                      (EXCLUDING THE CLASS I PROSPECTUSES)
                         OF EACH OF THE FOLLOWING FUNDS:

                 Prospectuses, each dated February 2, 2009, for
Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Core Fixed Income Fund, Inc. and Seligman TargetHorizon ETF Portfolios, Inc.

                    Prospectuses, each dated May 1, 2008, for
        Seligman Asset Allocation Series, Inc., Seligman High Yield Fund, Seligman Income and Growth Fund, Inc. and Seligman U.S. Government Securities Fund

                 (each, a "Fund" and collectively, the "Funds")

The section entitled "Check Redemption Service" under "Shareholder Information -- How to Sell Shares" in the Prospectus of each Fund is hereby superseded and replaced with the following information:

Check Redemption Service. The Check Redemption Service is being terminated. Effective March 6, 2009, the Fund will not establish the Check Redemption Service for any Fund accounts. For Fund accounts currently utilizing the Check Redemption Service, this service will be terminated effective May 1, 2009. Seligman Data Corp. (SDC) will continue to honor check redemptions provided that SDC receives the intermediary's request for payment on or before April 30, 2009. After April 30, 2009, SDC will reject an intermediary's request for payment. Neither SDC nor the Fund(s) can guarantee that SDC will receive the request for payment on any checks you write against your Fund account by April 30, 2009. Please note that if you own Class A shares that were bought at net asset value
(NAV) because of the size of your purchase, or if you own Class B shares, check redemptions may be subject to a contingent deferred sales charge (CDSC). If you own Class C or Class R shares, you may use this service only with respect to shares that you have held for at least one year.